UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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Advisors Series Trust
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Proxy Materials
PLEASE CAST YOUR VOTE NOW!

SEMPER MBS TOTAL RETURN FUND

A Series of Advisors Series Trust

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
1-855-736-7799

Dear Shareholder:
Please take a moment to read this letter and the enclosed proxy statement about an important matter pertaining to your investment.  As a Semper MBS Total Return Fund (the “Fund”) shareholder, you are invited to a special shareholder meeting (the “Meeting”), which will be held on March 22, 2018.  The purpose of the Meeting is for shareholders to consider and approve an amended investment advisory agreement between Semper Capital Management, L.P. (“Semper” or the “Adviser”) and Advisors Series Trust (the “Trust”), on behalf of the Fund.
Semper is proposing an increase in the Fund’s contractual advisory fee. The Fund’s current contractual advisory fee is 0.45% of the Fund’s average net assets. Semper is proposing an increase to the advisory fee while also adding breakpoints to the advisory fee which will reduce the fee as the Fund’s assets grow.  The new proposed fee schedule would be 0.60% of average net assets up to $1.5 billion, 0.55% of average net assets up to $2.5 billion and 0.50% of average net assets in excess of $2.5 billion.  The Fund’s current net assets as of November 30, 2017 were $1.12 billion, which would result in an advisory fee of 0.60% under the proposed fee schedule.  Additionally, as discussed further in the attached proxy statement, the Fund’s expense limitation agreement, which currently limits the Fund’s total operating expenses to no more than 0.75%, 1.00% and 1.00% of the Fund’s average daily net assets for the Fund’s Institutional Class, Investor Class, and Class A shares, respectively, will increase to no more than  0.90%. 1.15% and 1.15% of the Fund’s average daily net assets for the Fund’s Institutional Class, Investor Class, and Class A shares, respectively, if shareholders approve the amended investment advisory agreement.  Based on current estimates, total operating expenses after the increase in the advisory fee are expected to be 0.83%, 1.08%, and 1.08% of the Fund’s average daily net assets for the Fund’s Institutional Class, Investor Class, and Class A shares, respectively.
Semper believes that the proposed fee increase is appropriate for reasons including the following:
•
Semper has made and expects to make additional substantial investments in continuing to grow the quality of its resources: people, compliance, data, credit analytical systems, and risk management systems to best serve the Fund and its shareholders, which is challenging at the Fund’s current asset size; and

•
The Fund has had strong performance, among the highest in its peer group for the three year and since inception periods, yet the current management fees are in the lowest quartile of funds in the competitive universe.

Therefore, I am writing to ask for your prompt vote for the approval of an amended investment advisory agreement between the Trust, on behalf of the Fund, and Semper.  The amended investment advisory agreement will not result in any change in the Fund’s investment strategies or in the way the Fund is managed.  This package contains information about the proposal to approve the amended investment advisory agreement, including the Board’s recommendation of approval on page 7 .
The proposal has been carefully reviewed by the Trust’s Board of Trustees.  The Board of Trustees recommends that you vote FOR the proposal.  It is very important that we receive your vote before March 22, 2018.  I appreciate your participation and prompt response in this matter.

Sincerely,

/s/ Gregory A. Parsons

Gregory A. Parsons
Chief Executive Officer
Semper Capital Management, L.P.

Voting is quick and easy.  Everything you need is enclosed.  To cast your vote:
•	PHONE: Call the toll-free number on your proxy card. Enter the control number on your proxy card and follow the instructions.
•	INTERNET: Visit the website indicated on your proxy card. Enter the control number on your proxy card and follow the instructions.
•	MAIL: Complete the proxy card(s) enclosed in this package. BE SURE TO SIGN EACH CARD before mailing it in the postage-paid envelope.

Important information to help you understand and vote on the proposal:

Please read the full text of the proxy statement.  Below is a brief overview of the proposal to be voted upon.  Your vote is important.

What is this document and why did you send it to me?
We are sending this document to you for your use in connection with the Trust’s solicitation of your vote to approve an amended investment advisory agreement between Semper Capital Management, L.P. (“Semper” or the “Adviser”) and the Trust, on behalf of the Semper MBS Total Return Fund (the “Fund”).  This document includes a Notice of Special Meeting of Shareholders, a Proxy Statement, and a Proxy Card.

What am I being asked to vote on?
You are being asked to vote to approve an amended investment advisory agreement (the “Amended Investment Advisory Agreement”) between Semper and the Trust, on behalf of the Fund, the principal effect of which would be to increase the advisory fee that Semper receives for managing the Fund, while also adding breakpoints in the Fund’s advisory fee schedule that will reduce the fee as Fund assets grow.  The current advisory fee is 0.45% of average net assets.  The proposed fee would increase to 0.60% of average net assets up to $1.5 billion, 0.55% of average net assets up to $2.5 billion and 0.50% of average net assets in excess of $2.5 billion.  The Fund’s current net assets as of November 30, 2017 were $1.12 billion, which would result in an advisory fee of 0.60% under the proposed fee schedule.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), a material amendment to an investment advisory agreement must be approved by a vote of a majority of the outstanding voting securities of a fund.  Therefore, the proposed increase in the advisory fee would result in a material amendment to the investment advisory agreement and requires shareholder approval before becoming effective.  If approved by shareholders, the Amended Investment Advisory Agreement will replace the current investment advisory agreement and will not result in any change in the Fund’s investment strategies or in the way the Fund is managed.

The Board approved the Amended Investment Advisory Agreement between Semper and the Trust, on behalf of the Fund, at an in-person meeting held on December 6-7, 2017, subject to shareholder approval.

Accordingly, the Fund is seeking shareholder approval to approve the Amended Investment Advisory with the increase in the contractual advisory fee.  The Fund is also taking the opportunity to make a technical change to the terms under which the Adviser can recoup previously waived fees and expenses, as discussed in the enclosed proxy statement.  If Fund shareholders do not approve the Amended Investment Advisory Agreement, the advisory fee change will not go into effect and the Board and Semper may consider other alternatives for the Fund.

How will my approval of the proposal affect the management and operation of the Fund?
The Fund’s investment strategy will not change as a result of the Amended Investment Advisory Agreement with Semper.  The same portfolio managers will continue to manage the Fund’s portfolio.  Mr. Zachary Cooper and Mr. Thomas Mandel are the portfolio managers responsible for the day-to-day management of the Fund.  Mr. Mandel has managed the Fund since January 2015 and Mr. Cooper has managed the Fund since February 2016.

How will my approval of the proposal affect the expenses of the Fund?
Shareholder approval of the Amended Investment Advisory Agreement between Semper and the Trust, on behalf of the Fund, would result in an increase in the advisory fee paid by the Fund to Semper, while also adding breakpoints to the advisory fee which will reduce the fee as assets of the Fund grow. The table below reflects the current advisory fee and the proposed advisory fee as a percentage of average daily net assets:

Q&A	1

Current Investment Advisory Fee	Proposed Investment Advisory Fee
0.45%	0.60% of average net assets up to $1.5 billion, 0.55% of average net assets up to $2.5 billion, and 0.50% of average net assets in excess of $2.5 billion

The Fund’s current net assets as of November 30, 2017 were $1.12 billion, which would result in an advisory fee of 0.60% under the proposed fee schedule.
In addition, if shareholders approve the Amended Investment Advisory Agreement, the Fund’s expense limitation agreement, which currently limits the Fund’s total operating expenses to no more than 0.75%, 1.00% and 1.00% of the Fund’s average daily net assets for the Fund’s Institutional Class, Investor Class, and Class A shares, respectively, through March 29, 2018, will increase to no more than 0.90%, 1.15% and 1.15% of the Fund’s average daily net assets for the Fund’s Institutional Class, Investor Class, and Class A shares, respectively.  Based on current estimates, total operating expenses after the increase in the advisory fee are expected to be 0.83%, 1.08%, and 1.08% of the Fund’s average daily net assets for the Fund’s Institutional Class, Investor Class, and Class A shares, respectively, and would be expected to decline further if assets rise, independent of the breakpoints.
Are there any material differences between the prior investment advisory agreement and the proposed Amended Investment Advisory Agreement?
Other than the increase in the advisory fee and the effective date, there are no material differences between the prior investment advisory agreement and the proposed Amended Investment Advisory Agreement.

Has the Board approved the proposal?
Yes.  The Board approved the proposal set forth herein, subject to shareholder approval.

Who is AST Fund Solutions, Inc.?
AST Fund Solutions, Inc. is a third-party proxy vendor that the Fund has engaged to contact shareholders and record proxy votes.  In order to hold a shareholder meeting, a quorum must be reached.  If a quorum is not attained, the meeting must adjourn to a future date.  Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

Who is paying for this proxy mailing and for the other expenses and solicitation costs associated with this shareholder meeting?
The expenses incurred in connection with preparing the proxy statement and its enclosures and all related legal and solicitation expenses will be paid by Semper.

Who is eligible to vote?
Shareholders of record of the Fund as of the close of business on December 29, 2017 (the “Record Date”) are entitled to be present and to vote at the special meeting of shareholders (the “Special Meeting”) or any adjournment thereof.  Shareholders of record of the Fund at the close of business on the Record Date will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold on the proposal presented at the Special Meeting.

Q&A	2

How is a quorum for the Special Meeting established?
The presence of 40% of the outstanding shares entitled to vote of the Fund constitutes a quorum for the Special Meeting for the Fund.  Proxies returned for shares that represent broker non-votes, and shares whose proxies reflect an abstention on any item, are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.  However, since such shares are not voted in favor of the proposal, they have the effect of counting as a vote AGAINST the proposal.  If a quorum is not present for the Fund at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve the proposal are not received on behalf of the Fund, or if other matters arise requiring shareholder attention, persons named as proxy agents may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to the Fund.

What vote is required to approve the proposal?
Approval of the Amended Investment Advisory Agreement between Semper and the Trust, on behalf of the Fund, requires the vote of the “majority of the outstanding voting securities” of the Fund.  Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of:  (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

How do I vote my shares?
Although you may attend the Special Meeting and vote in person, you do not have to.  You can vote your shares by completing and signing the enclosed proxy card and mailing it in the enclosed postage-paid envelope.  You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card and following the recorded instructions.

In addition, you may vote through the Internet by visiting the Internet address printed on your proxy card and following the on-line instructions.  If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call AST Fund Solutions at 1-888-564-8149.  Representatives are available to assist you Monday through Friday, 9 a.m. to 10 p.m., Eastern Time.

If you simply sign and date the proxy card but do not indicate a specific vote, your shares will be voted FOR the proposal and to grant discretionary authority to the persons named in the card as to any other matters that properly come before the Special Meeting.  Abstentions will be treated as votes AGAINST the proposal.

Shareholders who execute proxies may revoke them at any time before they are voted by (1) filing with the Fund a written notice of revocation, (2) timely voting a proxy bearing a later date or (3) by attending the Special Meeting and voting in person.

Please complete, sign and return the enclosed proxy card in the enclosed envelope.  You may vote your proxy by Internet or telephone in accordance with the instructions set forth on the enclosed proxy card.  No postage is required if mailed in the United States.

Q&A	3

SEMPER MBS TOTAL RETURN FUND

A Series of Advisors Series Trust

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
1-855-736-7799

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A special meeting of shareholders (the “Special Meeting”) of the Semper MBS Total Return Fund (the “Fund”), a series of Advisors Series Trust (the “Trust”), will be held at the offices of the Fund’s administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Avenue, Milwaukee, Wisconsin 53202, on March 22, 2018, at 11:00 a.m., Central Time.

The purpose of the Special Meeting is to consider and act upon the following proposal and to transact such other business as may properly come before the Special Meeting or any adjournments thereof:

1.	to approve an Amended Investment Advisory Agreement between Semper Capital Management, L.P. and the Trust, on behalf of the Fund.

2.	to transact such other business as may properly come before the Special Meeting or any adjournments thereof.

The Trust’s Board of Trustees has fixed the close of business on December 29, 2017 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof.

By order of the Board of Trustees,

/s/Emily R. Enslow

Emily R. Enslow, Secretary

January 29, 2018

Your vote is important – please vote your shares promptly.
Shareholders are invited to attend the Special Meeting in person.  Any shareholder who does not expect to attend the Special Meeting is urged to vote using the touch-tone telephone or Internet voting instructions found on the enclosed proxy card or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States.  In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS OF THE

SEMPER MBS TOTAL RETURN FUND

A Series of Advisors Series Trust

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
1-855-736-7799

TO BE HELD ON March 22, 2018

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees (the “Board”) of Advisors Series Trust (the “Trust”) and its series, the Semper MBS Total Return Fund (the “Fund”), and at any adjournments thereof (the “Special Meeting”), to be held on March 22, 2018 at 11:00 a.m., Central Time, at the offices of the Fund’s administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Avenue, Milwaukee, Wisconsin 53202.

Shareholders of record at the close of business on the record date, established as December 29, 2017 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting.  This Proxy Statement is expected to be mailed to shareholders on or about January 29, 2018.  The Special Meeting is being held to vote on the following proposal and to transact such other business as may properly come before the Special Meeting or any adjournments thereof:

PROPOSAL:	To Approve an Amended Investment Advisory Agreement between Semper Capital Management, L.P. and the Trust, on behalf of the Fund.

    Shareholders of the Fund are being asked to approve an amended investment advisory agreement (the “Amended Investment Advisory Agreement”) between Semper Capital Management, L.P. (“Semper” or the “Adviser”) and the Trust, on behalf of the Fund.

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be Held on March 22, 2018:

The Notice of Special Meeting and Proxy Statement are available at proxyonline.com/docs/semper2018.pdf.   To obtain directions to attend the Special Meeting, please call 1-855-736-7799 (855-SEM-PRXX).  For a free copy of the Fund’s latest annual and semi-annual report, call 1‑855-736-7799 (855-SEM-PRXX) or visit the Fund’s website at http://www.semperfunds.com/documents.html, or write to the Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

Background

Semper Capital Management, L.P., a Delaware limited partnership, has served as the investment adviser to the Fund since its inception.  The Adviser is requesting shareholder approval for a material amendment to the Fund’s investment advisory agreement, the principal effect of which would be to increase the advisory fee that Semper would receive for managing the Fund, while also adding breakpoints to the fee schedule that will reduce the advisory fee as Fund assets grow.  The Fund’s current contractual advisory fee is 0.45% of the Fund’s average net assets.   The new proposed fee schedule would be 0.60% of average net assets up to $1.5 billion, 0.55% of average net assets up to $2.5 billion, and 0.50% of average net assets in excess of $2.5 billion.  The Fund’s current net assets as of November 30, 2017 were $1.12 billion, which would result in an advisory fee of 0.60% under the proposed fee schedule.

As discussed more fully below, in approving the Amended Advisory Agreement, the Board considered, among other things, the Fund’s strong performance, the fact that the current advisory fee was among the lowest in its peer universe, that the proposed contractual advisory fee would still be below its peer group median and peer group average.  The Board also considered that the Fund’s proposed expense ratios after waivers, even after the increase in the Expense Caps discussed below, would still be below the peer group median and peer group average for the Institutional Class and above the peer group median but below the peer group average for Class A and the Investor Class. The Board noted that the proposed Expense Caps would be in effect through at least March 29, 2019.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), a material amendment to an advisory agreement must be approved by a vote of a majority of the outstanding voting securities of a fund.  Therefore, the proposed increase in the advisory fee would result in a material amendment to the investment advisory agreement and requires shareholder approval before becoming effective.  The table below reflects the current investment advisory fee schedule and the proposed investment advisory fee schedule:

Current Investment Advisory Fee	Proposed Investment Advisory Fee
0.45%	0.60% of average net assets up to $1.5 billion, 0.55% of average net assets up to $2.5 billion, and 0.50% of average net assets in excess of $2.5 billion

If approved by shareholders, the Amended Investment Advisory Agreement will replace the current investment advisory agreement and will not result in any change in the Fund’s investment strategies or in the way the Fund is managed.

The Board approved the Amended Investment Advisory Agreement between Semper and the Trust, on behalf of the Fund, at an in-person meeting held on December 6-7, 2017, subject to shareholder approval.  Accordingly, the Fund is seeking shareholder approval to approve the Amended Investment Advisory with the amendment to the fee schedule.  If Fund shareholders do not approve the Amended Investment Advisory Agreement, the Board and Semper may consider other alternatives for the Fund.

Legal Requirements in Approving the Amended Investment Advisory Agreement

    The Amended Investment Advisory Agreement is attached hereto as Exhibit A.  With respect to the services to be provided by Semper, the terms of the Amended Investment Advisory Agreement are identical to the terms of the prior investment advisory agreement dated March 9, 2015 (the “Prior Investment Advisory Agreement”).  The Prior Investment Advisory Agreement was last submitted to the shareholders of the Fund for approval on March 6, 2015 due to an internal change in control of the Fund’s investment adviser.

The Amended Investment Advisory Agreement and the Prior Investment Advisory Agreement have different fee structures, as stated above.  The advisory fee under the Prior Investment Advisory Agreement is 0.45% of average net assets.  The advisory fee under the proposed Amended Investment Advisory Agreement is 0.60% of average net assets up to $1.5 billion, 0.55% of average net assets up to $2.5 billion, and 0.50% of average net assets in excess of $2.5 billion.  There is also a slight difference between the two agreements with respect to the terms under which the Adviser may recoup previously waived advisory fees and paid expenses.  Under the Prior Investment Advisory Agreement, the Adviser was permitted, under certain conditions, to recoup advisory fees previously waived and Fund expenses paid for a period of three fiscal years following the current fiscal year.  Under the Amended Investment Advisory Agreement, the Adviser will be permitted, under certain conditions, to recoup advisory fees previously waived and Fund expenses paid for a period of 36 months following the month the waiver or payment occurred.  The material terms of the Amended Investment Advisory Agreement and the Prior Investment Advisory Agreement are compared below in the “Summary of the Amended Investment Advisory Agreement and Prior Investment Advisory Agreement” section.

The Amended Investment Advisory Agreement and advisory fee increase will take effect upon shareholder approval.  If shareholders do not approve the Amended Investment Advisory Agreement with respect to the Fund, then the current advisory fee schedule will remain in effect and the Board and Semper may consider other alternatives for the Fund.

Compensation Paid to Semper

Under the Prior Investment Advisory Agreement, Semper is entitled to receive a monthly advisory fee computed at an annual rate of 0.45% of the Fund’s average daily net assets in return for the services provided by Semper as investment adviser to the Fund.  The fee paid under the Amended Investment Advisory Agreement with Semper will be higher than the fee paid under the Prior Investment Advisory Agreement.  For the fiscal year ended November 30, 2017, the Fund paid Semper investment advisory fees in the amounts shown below.

Management Fees Paid to Semper for the Fiscal Year Ended November 30, 2017

Fund	Advisory Fees Accrued	Advisory Fee Recoupment	Net Advisory Fees Paid
MBS Fund	$3,866,463	$65,116	$3,931,579

If the proposed advisory fee of 0.60% was in effect during the fiscal year ended November 30, 2017, the Adviser would have received $5,220,400 in accrued advisory fees, including recouped advisory fees.  The aggregate advisory fee for the fiscal year ended November 30, 2017, if the proposed advisory fee would have been in effect, would have been a 33.33% increase versus the current advisory fee.

In connection with the Prior Investment Advisory Agreement, Semper contractually agreed to limit the Fund’s total operating expenses to no more than 0.75%, 1.00% and 1.00% of the Fund’s average daily net assets for the Fund’s Institutional Class, Investor Class, and Class A shares, respectively, through at least March 29, 2018.  If shareholders approve the Amended Investment Advisory Agreement, these expense limitations will increase to no more than 0.90%, 1.15% and 1.15% of the Fund’s average daily net assets for the Fund’s Institutional Class, Investor Class, and Class A shares, respectively, through at least March 29, 2019.  Based on current estimates, total operating expenses after the increase in the advisory fee are expected to be 0.83%, 1.08%, and 1.08% of the Fund’s average daily net assets for the Fund’s Institutional Class, Investor Class, and Class A shares, respectively. The new operating expenses limitation agreement will go into effect upon shareholder approval of the Amended Investment Advisory Agreement. The Board determined to terminate the current operating expenses limitation agreement upon shareholder approval of the Amended Investment Advisory Agreement.

Comparison of Current Fees and Expenses:
The following tables describe the fees and expenses associated with holding Class A, Institutional Class and Investor Class shares of the Fund.  The tables compare the fee and expense information for the Fund currently and the pro forma estimated fees and expenses for the Fund following the approval of the proposed Amended Investment Advisory Agreement. Pro forma expense ratios of the Fund shown should not be considered an actual representation of future expenses. Such pro forma expense ratios of the Fund project anticipated expense levels, but actual ratios may be greater or less than those shown.

Shareholder Fees (fees paid directly from your investment)

	Class A		Institutional Class		Investor Class
	FY Ended 9/30/16	Pro Forma	FY Ended 9/30/16	Pro Forma	FY Ended 9/30/16	Pro Forma
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.00%	2.00%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of cost or market value at the time of redemption on investments of more than $1 million redeemed within 18 months)	0.50%	0.50%	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Institutional Class		Investor Class
	FY Ended 9/30/16	Pro Forma	FY Ended 9/30/16	Pro Forma	FY Ended 9/30/16	Pro Forma
Management Fees	0.45%	0.60%	0.45%	0.60%	0.45%	0.60%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.25%	None	None	0.25%	0.25%
Other Expenses(1)	0.24%	0.24%	0.24%	0.24%	0.24%	0.24%
Total Annual Fund Operating Expenses(2)	0.94%	1.09%	0.69%	0.84%	0.94%	1.09%

(1)    Other expenses are based on estimated amounts for the current fiscal year.
(2)   Total Annual Fund Operating Expenses do not correlate to the Ratio of Expenses to Average Net Assets Before Fee Waiver in the Financial Highlights section of the statutory prospectus, which reflects the actual operating expenses of the MBS Fund and does not include 0.01% that is attributed to acquired fund fees and expenses.

Information about Semper Capital Management, L.P.

The Adviser, Semper Capital Management, L.P., located at 52 Vanderbilt Avenue, Suite 401, New York, New York 10017, is an independent investment management firm specializing in residential and commercial mortgage-backed securities.  The Adviser offers institutional and high net worth investors access to multiple securitized debt-centric investment platforms, ranging from private absolute return to public index-based strategies and has been an SEC-registered investment adviser since 1992.

The following table sets forth the name, position and principal occupation of each current member and principal officer of Semper, each of whom can be located through Semper’s principal office location.

Name	Position/Principal Occupation
Gregory Parsons	Chief Executive Officer
Christopher Mendez	Chief Compliance Officer
Zachary Cooper	Chief Investment Officer

The following table sets forth the name of each person who owns of record, or beneficially, 10% of more of the outstanding voting securities of Semper as of December 29, 2017, each of whom can be located through Semper’s principal office location.

Name	% of Voting Securities Held
RDP I, LLC; Beneficial Owner: Richard D. Parsons	33.1%
RSL Capital, LLC; Beneficial Owner: Ronald S. Lauder	33.1%
Gregory A. Parsons, CEO	16% (direct); 2.8% (indirect through Semper Capital Partners, LLC) for a total of 18.8%

Summary of the Amended Investment Advisory Agreement and the Prior Investment Advisory Agreement

A copy of the proposed Amended Investment Advisory Agreement is attached hereto as Exhibit A.  The following description is only a summary.  You should refer to Exhibit A for the Amended Investment Advisory Agreement, as the description set forth in this Proxy Statement of the Amended Investment Advisory Agreement is qualified in its entirety by reference to Exhibit A.  The investment advisory services to be provided by Semper under the Amended Investment Advisory Agreement are identical to the services currently provided by Semper under the Prior Investment Advisory Agreement.

Advisory Services.  Both the Amended Investment Advisory Agreement and the Prior Investment Advisory Agreement state that, subject to the supervision and direction of the Board, Semper will provide for the overall management of the Fund including: (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of portfolio securities for the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Board; (iii) vote proxies for the Fund, file ownership reports under Section 13 of the Securities Exchange Act of 1934 for the Fund, and take other actions on behalf of the Fund; (iv) maintain the books and records required to be maintained by the Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Fund; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund’s assets which the Fund’s administrator or distributor or the officers of the Trust may reasonably request; and (vi) render to the Board such periodic and special reports with respect to the Fund’s investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board.

Brokerage.  Both the Amended Investment Advisory Agreement and the Prior Investment Advisory Agreement provide that Semper shall be responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection and for negotiation of brokerage commission rates, provided that Semper shall not direct orders to an affiliated person of Semper without general prior authorization to use such affiliated broker or dealer from the Board.  Semper’s primary consideration in effecting a securities transaction will be execution at the most favorable price.  In selecting a broker-dealer to execute each particular transaction, Semper may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis.  The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Payment of Expenses.  Under both the Amended Investment Advisory Agreement and the Prior Investment Advisory Agreement, Semper is responsible for providing the personnel, office space and equipment reasonably necessary for the operation of the Fund, the expenses of printing and distributing copies of the Fund’s prospectus(es), statement(s) of additional information, and sales and advertising materials to prospective investors, the costs of any special Board meetings or shareholder meetings convened for the primary benefit of Semper, and any costs of liquidating or reorganizing the Fund.

The Fund is responsible for all of its own expenses, except for those specifically assigned to Semper under the investment advisory agreement, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all fees and expenses related to Fund custody, shareholder services and Fund accounting; interest charges on any borrowings; costs and expenses of pricing and calculating the Fund’s daily net asset value and of maintaining the Fund’s books; insurance premiums on property or personnel of the Fund which inure to their benefit; the cost of preparing and printing regulatory documents and other communications for distribution to existing shareholders; legal, auditing and accounting fees; fees and expenses (including legal fees) of registering and maintaining registration of the Fund’s shares for sale; all expenses of maintaining and servicing shareholder accounts, and all other charges and costs of its operation plus any extraordinary and non-recurring expenses.

Management Fees.  The Amended Investment Advisory Agreement and Prior Investment Advisory Agreement have different contractual fees based on the Fund’s average daily net assets. For the Prior Investment Advisory Agreement, the fees are calculated at the annual rate of 0.45% of average daily net assets.  For the Amended Investment Advisory Agreement, the fees are calculated at the annual rate of 0.60% of average daily net assets up to $1.5 billion, 0.55% of average daily net assets up to $2.5 billion, and 0.50% of average daily net assets in excess of $2.5 billion.
With respect to the Adviser’s ability to recoup previously waived advisory fees and paid Fund expenses, the Prior Investment Advisory Agreement provided that any waivers made by the Adviser in its advisory fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.  The Prior Investment Advisory Agreement also provided that under the expense limitation agreement, the Adviser may recoup reimbursements made in any fiscal year of the Fund over the following three fiscal years.  The Amended Investment Advisory Agreement provides that any such waivers made by the Adviser in its advisory fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in any subsequent month in the three year period following the month of the advisory fee waiver and/or expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such month (taking into account the reimbursement) will not cause the Fund to exceed the lesser of:  (1) the expense limitation in place at the time of the advisory fee waiver and/or expense payment; or (2) the expense limitation in place at the time of the reimbursement.

Duration and Termination.  Both the Prior Investment Advisory Agreement and the Amended Investment Advisory Agreement provide that the agreement will become effective at the time a Fund receives an affirmative vote of a majority of the outstanding voting securities of the Fund.  Both the Prior Investment Advisory Agreement and the Amended Investment Advisory Agreement provide that the agreements will continue in effect for a period of two years, unless sooner terminated, and that they shall continue in effect for successive annual periods, with such continuation to be approved at least annually by the Board or by the vote of a majority of the outstanding securities of the Fund.  Both the Prior Investment Advisory Agreement and the Amended Investment Advisory Agreement may be terminated at any time, with or without cause, by the Fund (by vote of the Board or by the vote of a majority of the outstanding voting securities of the Fund) without the payment of any penalty, or by Semper at any time, without the payment of any penalty, upon 30 days’ prior written notice.

Limitation on Liability and Indemnification.  Both the Amended Investment Advisory Agreement and the Prior Investment Advisory Agreement provide that, in the absence of willful misfeasance, bad faith, negligence, or reckless disregard of the duties imposed on Semper by the agreement.  Semper will not be subject to liability to the Trust or the Fund for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses sustained in the purchase, holding or sale of any security of the Fund.

Board Recommendation of Approval

The full Board of Trustees (which is comprised of five persons, four of whom are Independent Trustees as defined under the 1940 Act) considered that the Amended Investment Advisory Agreement is identical to the Prior Investment Advisory Agreement except for the Fund’s advisory fee schedule and the terms of the Adviser’s ability to recoup previously waived advisory fees and paid Fund expenses, and concluded that the terms and conditions of the Amended Investment Advisory Agreement are fair to the Fund and its shareholders.  In considering the Adviser’s proposal to increase the Fund’s advisory fee and add breakpoints, the Board took into account, in addition to the considerations discussed below, the fact that:

•
the Fund’s performance, with regard to its Lipper comparative universe and its Morningstar comparative universe, was very strong for all relevant periods since the Funds inception in 2013 and among the highest in its peer group for the three year and since inception periods,

•
since the launch of the Fund, the advisory fee has been in the lowest quartile amongst its peer group, while regulatory and compliance burdens and the costs on the Adviser in managing and supporting the Fund, have increased; and

•
the Adviser’s representations that it has made substantial investments in its investment team and related resources to support the Fund. Among these significant investments in resources are investments in fixed-income analytics and risk management systems that the Adviser believes are critical in the mortgage credit space in which the Fund invests. The Board considered that the Adviser believes that these investments are necessary for the Adviser to  continue to improve the quality of its resources: people, data, credit analytical systems, and risk management systems to best serve the Fund and its shareholders and that the increased advisory fee will support Semper’s efforts to continue making these investments.

The Board also took into account the Adviser’s representations that there will be no change in the services provided by the Adviser to the Fund; there will be no change in the day-to-day management responsibilities of the Fund’s portfolio management team or to the employees of the Adviser who determine the Fund’s overall investment strategies, portfolio allocations and risk parameters; and there is no expected change in the day-to-day business operations of the Adviser.

The Board also took into consideration, among other things, the nature, extent and quality of the services to be provided by the Adviser under the Amended Investment Advisory Agreement.  The Board considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Adviser that would be involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer and the Adviser’s compliance record and disaster recovery/business continuity plan.  The Board also considered the Adviser’s business plan, noting that the Adviser currently manages other accounts with substantially similar objectives, policies, strategies and risks as the Fund.  After discussion, the Board concluded that the Adviser has the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Amended Investment Advisory Agreement and that the nature, overall quality and extent of such management services will be satisfactory.

In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the short-term and long-term performance of the Fund as of June 30, 2017, on both an absolute basis, and in comparison to appropriate securities benchmarks and its peer funds utilizing Lipper and Morningstar classifications.  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  When reviewing performance against the comparative peer group universe, the Board took into account that the investment objectives and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.

The Board noted that the Fund’s strong performance, with regard to its Lipper comparative universe and its Morningstar comparative universe, for all relevant periods.

The Board also considered any differences in performance between similarly managed accounts and the performance of the Fund and reviewed the performance of the Fund against a broad-based securities market benchmark.

The Trustees then discussed the expected costs of the services to be provided by the Adviser and the structure of the Adviser’s fees under the Amended Investment Advisory Agreement.  In considering the advisory fees and anticipated total fees and expenses of the Fund, the Board reviewed and compared the Fund’s anticipated fees and expenses to those funds in its Morningstar peer group, as well as the fees and expenses for similar types of accounts managed by the Adviser.  The Board noted that the proposed advisory fee under the Amended Investment Advisory Agreement would still be below its peer group median and average and below the peer group median and average when the Fund’s peer group was adjusted to include only funds with similar asset sizes.  The Board viewed such information as a whole as useful in assessing whether the Adviser would be able to provide services at a cost that was competitive with other similar funds and consistent with an arm’s length bargaining process.

The Board noted that the Adviser was also seeking to adjust the current Expense Limitation Agreement to increase the maximum expenses that the Fund will bear (“Expense Caps”) to account for the proposed increase in the advisory fee. Under the new expense caps, which will only take effect if shareholders approve the Amended Advisory Agreement, the Adviser will agree to waive its advisory fees and reimburse each Fund for certain of its expenses to the extent necessary to maintain annual expense ratios (excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses) of 0.90%, 1.15% and 1.15% of the Fund’s average daily net assets for the Fund’s Institutional Class, Investor Class and Class A shares, respectively, through at least March 29, 2019 (the “Proposed Expense Caps”).  The Board also considered that the Adviser has the ability to request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived and paid, subject to the Proposed Expense Caps.  The Board also noted that based on current estimates, total operating expenses after the proposed advisory fee increase are expected to be below the Proposed Expense Caps, but higher than the current Expense Caps.

The Board noted that the Fund’s proposed expense ratios after waivers, even after the increase in the Expense Caps, were  still below the peer group median and peer group average for the Institutional Class and above the peer group median but below the peer group average for Class A and the Investor Class.  Additionally, the Board noted that the proposed contractual advisory fee was below its peer group median and peer group average.  The Board considered that the management fee charged to the Fund was generally within the range of the fees charged by the Adviser to its separately managed account clients.

The Board determined that it would continue to monitor the appropriateness of the advisory fees for the Fund and concluded that, at this time, the fees to be paid to the Adviser were fair and reasonable.

The Board also considered economies of scale that would be expected to be realized by the Adviser as the assets of the Fund grow.  The Board noted that under the Amended Investment Advisory Agreement, the Adviser will share economies of scale on the Fund through breakpoints on the advisory fee.  The Board also noted that the Adviser has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed its specified Expense Caps through at least March 29, 2019.

The Board then considered the profits expected to be realized by the Adviser from its relationship with the Fund.  The Board reviewed the Adviser’s financial information and took into account both the direct benefits and the indirect benefits to the Adviser from advising the Fund.  The Board considered the profitability to the Adviser from its relationship with the Fund and considered any additional benefits derived by the Adviser from its relationship with the Fund, such as Rule 12b-1 fees received from the Fund.  The Board also considered that the Fund does not utilize “soft dollar” benefits that may be received by the Adviser in exchange for Fund brokerage.  The Board also reviewed information regarding fee offsets for a separate account invested in the Fund and determined that the Adviser was not receiving an advisory fee both at the separate account and at the Fund-level for the account, and as a result was not receiving additional fall-out benefits from the relationship.  After such review, the Board determined that the expected profitability to the Adviser with respect to the Amended Investment Advisory Agreement was not excessive, and that the Adviser should be able to maintain adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the Amended Investment Advisory Agreement; rather, the Trustees based their determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Trustees determined that the advisory arrangement with the Adviser, including advisory fees, was fair and reasonable to the Fund.  The Board, including the Independent Trustees, therefore unanimously determined that the approval of the Amended Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

Vote Required

Approval of the proposal to approve the Amended Investment Advisory Agreement requires the vote of the “majority of the outstanding voting securities” of the Fund.   Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

Based on all of the foregoing, the Trustees recommend that shareholders of the Fund vote FOR the approval of the Amended Investment Advisory Agreement.

OTHER BUSINESS

The Board knows of no other business to be brought before the Special Meeting.  However, if any other matters properly come before the Special Meeting, proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Fund does not hold annual shareholder meetings.  Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposals to the Secretary of the Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting.  Timely submission of a proposal does not, however, necessarily mean the proposal will be included.

NOTICE TO BANKS, BROKER-DEALERS AND
 VOTING TRUSTEES AND THEIR NOMINEES

Banks, broker-dealers, voting trustees and their nominees should advise the Fund, in care of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement they wish to receive in order to supply copies to the beneficial owners of the respective shares.

ADDITIONAL INFORMATION

Any Purchases or Sales of Securities of Semper

Since the beginning of the most recently completed fiscal year, to the best of the knowledge of the Trust, no Trustee has made any purchases or sales of securities of Semper or any of its affiliated companies.

Voting Securities, Principal Shareholders and Management Ownership

Shareholders of the Fund at the close of business on the Record Date, will be entitled to be present and vote at the Special Meeting.  As of that date, each class of the Fund’s shares had the following outstanding:

Class A Shares	Investor Class Shares	Institutional Class Shares
2,125,259.69	9,433,743.327	96,045,335.554

Management Ownership.  As of the Record Date, to the best of the knowledge of the Trust, no Trustee of the Trust beneficially owned 1% or more of the outstanding shares of the Fund, and the Trustees and the officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Fund.  The Board is aware of no arrangements, the operation of which at a subsequent date may result in a change in control of the Fund.  As of the Record Date, the Independent Trustees, and their respective immediate family members, did not own any securities beneficially or of record in the Adviser, U.S. Bancorp, the parent company of the distributor, or any of their respective affiliates.

Control Persons and Principal Shareholders.  A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a fund or acknowledges the existence of control.  As of the Record Date, the following shareholders are known by the Fund to be a control person or principal shareholder of the Fund:

Semper MBS Total Return Fund – Class A
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	The Charles Schwab Corporation	DE	46.01%	Record
UBS Financial Services FBO Its Customers 1000 Harbor Blvd 5th Fl. Weehawken, NJ 07086-6761	UBS Americas Inc.	DE	32.53%	Record
LPL Financial Omnibus Customer Account Attn: Lindsay O. Toole 4707 Executive Drive San Diego, CA 92121-3091	N/A	N/A	11.40%	Record

Semper MBS Total Return Fund – Investor Class
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Charles Schwab & Co, Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	The Charles Schwab Corporation	DE	58.78%	Record

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services, LLC FEBO Attn: Customer 5603 S Braeswood Houston, TX 77096-3907	N/A	N/A	22.46%	Record
Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-2052	N/A	N/A	6.43%	Record

Semper MBS Total Return Fund – Institutional Class
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	The Charles Schwab Corporation	DE	40.42%	Record
UBS Financial Services FBO Its Customers 1000 Harbor Blvd 5th Fl. Weehawken, NJ 07086-6761	N/A	N/A	16.76%	Record
National Financial Services LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th Fl. 499 Washington Blvd Jersey City, NJ 07310-2010	N/A	N/A	9.83%	Record
Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-2052	N/A	N/A	7.71%	Record

Portfolio Transactions

The Fund does not allocate portfolio brokerage on the basis of the sales of Fund shares.  Brokerage firms whose customers purchase shares of the Fund may participate in brokerage commissions, but only pursuant to the Adviser’s “Best Execution Policy.”  The Fund does not execute portfolio transactions through affiliated brokers.

Solicitation of Proxies and Voting

    This solicitation is being made primarily by the mailing of this Proxy Statement, along with a notice of the Special Meeting and proxy card, on or about January 29, 2018.  Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or personal interview by representatives of the Fund.  In addition, AST Fund Solutions, Inc. may be paid on a per-call basis to solicit shareholders by telephone on behalf of the Fund.  The Fund may also arrange to have votes recorded by telephone.

Voting instructions may be revoked at any time prior to the final vote at the Special Meeting by: (1) written instruction addressed to Emily R. Enslow, Secretary, Advisors Series Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701; (2) attendance at the Special Meeting and voting in person; or (3) by proper execution and return of a new proxy card (if received in time to be voted).  Mere attendance at the Special Meeting will not revoke voting instructions.

If the Fund records votes by telephone or through the Internet, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.  Proxies voted by telephone or through the Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

The Fund expects that, before the Special Meeting, broker-dealer firms holding shares of the Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners.  If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, these shares will be considered “broker non-votes.”  Broker non-votes will be counted as present for purposes of determining quorum, but will not count towards the number of votes in favor of the approval of the Amended Investment Advisory Agreement, which means they will have the effect of a vote against the proposal.  With respect to any other business that may properly come before the Special Meeting, the effect of broker non-votes will be dependent upon the vote that is required to approve such proposal.

All proxies solicited by the Board that are properly executed and received by the Fund’s Secretary prior to the Special Meeting, and are not revoked, will be voted at the Special Meeting.  Shares represented by such proxies will be voted in accordance with the instructions on the proxies.  If no instruction is made on a properly executed proxy, it will be voted FOR the proposal.  All shares that are voted and all votes to ABSTAIN will be counted towards establishing a quorum, but abstentions will not count toward the number of votes in favor of approval of the Amended Investment Advisory Agreement, which means they will have the effect of a vote against the proposal.

With respect to shares held in individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders in accordance with such instructions.  If IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them in the same proportion as other IRA shareholders have voted.

A quorum for the Fund is 40% of outstanding shares entitled to vote in person or by proxy at the Special Meeting.  If a quorum is not present at the Special Meeting for the Fund, or if a quorum is present at the Special Meeting but sufficient votes to approve the proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.  Any such adjournment, will require the affirmative vote of a majority of those shares present at the Special Meeting or represented by proxy for the Fund.  When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to the proposal, unless directed to vote AGAINST the proposed adjournment.

Shareholders of record of the Fund at the close of business on December 29, 2017 will be entitled to vote at the Special Meeting.  Other than any principal shareholders disclosed above, to the knowledge of the Fund no other shareholder owned of record or beneficially more than 5% of the outstanding shares of the Fund as of December 29, 2017.  Each whole share you hold as of the close of business on the Record Date is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote.

The Fund expects that the solicitation will be primarily by mail, but also may include telephone solicitations.  If the Fund does not receive your proxy by a certain time, you may receive a telephone call from AST Fund Solutions, Inc., Trust officers, employees or agents asking you to vote.  The Fund does not reimburse officers of the Trust, or regular employees and agents involved in the solicitation of proxies.

The expenses in connection with preparing this Proxy Statement and its enclosures and all related legal expenses and all solicitations will be paid by Semper.

Service Providers

The Fund’s investment adviser is Semper Capital Management, L.P., located at 52 Vanderbilt Avenue, Suite 401, New York, New York 10017.  The Fund’s administrator, fund accountant, and transfer agent is U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202.  U.S. Bank, N.A., located at 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the Fund’s Custodian.  Quasar Distributors, LLC located at 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, serves as the Fund’s principal underwriter.

Principal Executive Officers and Trustees of the Trust

The following table provides the name, address and principal occupation of the principal executive officers and trustees of the Trust.  The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund.  The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series.  The current Trustees and officers of the Trust, their dates of birth, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations for the past five years and other directorships are set forth in the table below.

Independent Trustees(1)
Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held(3)
Gail S. Duree (age 7 1 ) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term; since March 2014.	Director, Alpha Gamma Delta Housing Corporation (collegiate housing management) (2012 to present); Trustee and Chair (2000 to 2012), New Covenant Mutual Funds (1999 to 2012); Director and Board Member, Alpha Gamma Delta Foundation (philanthropic organization) (2005 to 2011).	2	Trustee, Advisors Series Trust (for series not affiliated with the Fund); Independent Trustee from 1999 to 2012, New Covenant Mutual Funds (an open-end investment company with 4 portfolios).

Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held(3)
David G. Mertens (age 5 7 ) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term*; since March 2017.	Retired; formerly Managing Director and Vice President, Jensen Investment Management, Inc. (a privately-held investment advisory firm) (2002 to 2017).	2	Trustee, Advisors Series Trust (for series not affiliated with the Funds).
George J. Rebhan (age 8 3 ) 615 E. Michigan Street Milwaukee, WI 53202	Chairman of the Board and Trustee	Indefinite term; since May 2002.	Retired; formerly President, Hotchkis and Wiley Funds (mutual funds) (1985 to 1993).	2	Trustee, Advisors Series Trust (for series not affiliated with the Funds); Independent Trustee from 1999 to 2009, E*TRADE Funds.
Joe D. Redwine(4) (age 70) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term; since January 2018.	Retired; formerly President, CEO, U.S. Bancorp Fund Services, LLC (May 1991 to July 2017); formerly Manager, U.S. Bancorp Fund Services, LLC (1998 to July 2017).	2	Trustee, Advisors Series Trust (for series not affiliated with the Funds).
Raymond B. Woolson (age 5 9 ) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term*; since January 2016.	President, Apogee Group, Inc. (financial consulting firm) (1998 to present).	2
Trustee, Advisors Series Trust (for series not affiliated with the Funds); Independent Trustee, DoubleLine Funds Trust (an open-end investment company with 15 portfolios), DoubleLine Opportunistic Credit Fund and DoubleLine Income Solutions Fund, from 2010 to present; Independent Trustee, DoubleLine Equity Funds from 2010 to 2016.

Officers
Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Douglas G. Hess (age 50 ) 615 E. Michigan Street Milwaukee, WI 53202	President, Chief Executive Officer and Principal Executive Officer	Indefinite term; since June 2003.	Senior Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC (March 1997 to present).
Cheryl L. King (age 5 6 ) 615 E. Michigan Street Milwaukee, WI 53202	Treasurer and Principal Financial Officer	Indefinite term; since December 2007.	Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC (October 1998 to present).
Kevin J. Hayden (age 4 6 ) 615 E. Michigan Street Milwaukee, WI 53202	Assistant Treasurer	Indefinite term; since September 2013.	Assistant Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC (June 2005 to present).

Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Michael L. Ceccato (age 60) 615 E. Michigan Street Milwaukee, WI 53202	Vice President, Chief Compliance Officer and AML Officer	Indefinite term; since September 2009.	Senior Vice President, U.S. Bancorp Fund Services, LLC and Vice President, U.S. Bank N.A. (February 2008 to present).
Emily R. Enslow, Esq. (age 31) 615 E. Michigan Street Milwaukee, WI 53202	Secretary	Indefinite term; since December 2017.	Vice President, U.S. Bancorp Fund Services, LLC (July 2013 - present); Proxy Voting Coordinator and Class Action Administrator, Artisan Partners Limited Partnership (September 2012 – July 2013).
(*) Under the Trust’s Agreement and Declaration of Trust, a Trustee serves during the continued lifetime of the Trust until he/she     dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the election and qualification of his/her successor.  In addition, the Trustees have designated a mandatory retirement age of 75, such that each Trustee first elected or appointed to the Board after December 1, 2015, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs.
(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of December 31, 2017, the Trust was comprised of 44 active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund and the Semper Short Duration Fund (the “Semper Funds”).  The Semper Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)	Mr. Redwine became an Independent Trustee on January 1, 2018. Previously he was an Interested Trustee.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address.  However, each shareholder will receive separate proxy cards.  If you would like to receive a separate copy of the Proxy Statement, please call 1-855-736-7799 (855-SEM-PRXX) or write to the Fund c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call the toll-free number or write to the address above.

EXHIBIT A

 ADVISORS SERIES TRUST

INVESTMENT ADVISORY AGREEMENT

with

Semper Capital Management, L.P.

This INVESTMENT ADVISORY AGREEMENT is made as of the [  ]th day of March, 2018, by and between Advisors Series Trust, a Delaware statutory trust (hereinafter called the “Trust”), on behalf of the series of the Trust indicated on Schedule A, which may be amended from time to time, (each a “Fund”, and together the “Funds”) and Semper Capital Management, L.P., a Delaware limited partnership (hereinafter called the “Adviser”).

WITNESSETH:

WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the “Investment Company Act”); and

WHEREAS, each Fund listed on Schedule A is a series of the Trust having separate assets and liabilities; and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Trust desires to retain the Adviser to render advice and services to the Fund pursuant to the terms and provisions of this Agreement, and the Adviser desires to furnish said advice and services;

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

1.           APPOINTMENT OF ADVISER. The Trust hereby employs the Adviser and the Adviser hereby accepts such employment, to render investment advice and related services with respect to the assets of the Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust’s Board of Trustees (the “Board of Trustees” or “Board”).

2.           DUTIES OF ADVISER.

(a)          GENERAL DUTIES. The Adviser shall act as investment adviser to the Fund and shall supervise investments of the Fund on behalf of the Fund in accordance with the investment objectives, policies and restrictions of the Fund as set forth in the Fund’s and Trust’s governing documents, including, without limitation, the Trust’s Agreement and Declaration of Trust and By-Laws; the Fund’s prospectus, statement of additional information and undertakings; and such other limitations, policies and procedures as the Trustees may impose from time to time and provide in writing to the Adviser (collectively, the “Investment Policies”).  In providing such services, the Adviser shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code of 1986, the Uniform Commercial Code and other applicable law.

Without limiting the generality of the foregoing, the Adviser shall: (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of portfolio securities and other investments for the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Trust’s Board of Trustees; (iii) vote proxies for the Fund, and file beneficial ownership reports required by Section 13(d) of the Securities Exchange Act of 1934 (the “1934 Act”) for the Fund; (iv) maintain records relating to the advisory services provided by the Adviser hereunder required to be prepared and maintained by the Adviser or the Fund pursuant to applicable laws; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund’s assets which the officers of the Trust may reasonably request; and (vi) render to the Trust’s Board of Trustees such periodic and special reports with respect to the Fund’s investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board of Trustees.  It is understood and agreed that the Adviser shall have no obligation to initiate litigation on behalf of the Fund.

(b)          BROKERAGE. The Adviser shall be responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Adviser shall not direct orders to an affiliated person of the Adviser without general prior authorization to use such affiliated broker or dealer from the Trust’s Board of Trustees. In selecting a broker-dealer to execute each particular transaction, the Adviser may take the following factors, among others, into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Subject to such policies as the Board of Trustees of the Trust may determine and consistent with Section 28(e) of the 1934 Act, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities to clients for which it exercises investment discretion.  Subject to the same policies and legal provisions, the Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Adviser, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Adviser shall determine, and the Adviser shall report on such allocations regularly to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

When the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as of other clients, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate orders of the Fund and of those other clients for the purchase or sale of the security. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

3.	REPRESENTATIONS OF THE ADVISER.

(a)          The Adviser shall use its best judgment and efforts in rendering the advice and services to the Fund as contemplated by this Agreement.

(b)           The Adviser shall maintain all licenses and registrations necessary to perform its duties hereunder in good order.

(c)           The Adviser shall conduct its operations at all times in conformance with the Advisers Act, the Investment Company Act, and any other applicable state and/or self-regulatory organization regulations.

(d)           The Adviser shall maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board of Trustees in connection with their approval of this Agreement.

4.           INDEPENDENT CONTRACTOR. The Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust or the Fund in any way, or in any way be deemed an agent for the Trust or for the Fund. It is expressly understood and agreed that the services to be rendered by the Adviser to the Fund under the provisions of this Agreement are not to be deemed exclusive, and that the Adviser may give advice and take action with respect to other clients, including affiliates of the Adviser, that may be similar or different from that given to the Fund.

5.           ADVISER’S PERSONNEL. The Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include any compliance staff and personnel required by the Adviser and reasonably requested by the Board of Trustees.

6.           EXPENSES.

(a)           With respect to the operation of the Fund, the Adviser shall be responsible for (i) the Fund’s organizational expenses; (ii) providing the personnel, office space and equipment reasonably necessary to perform its obligations hereunder; (iii) the expenses of printing and distributing extra copies of the Fund’s prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders) to the extent such expenses are not covered by any applicable plan adopted pursuant to Rule 12b-1 under the Investment Company Act (each, a “12b-1 Plan”); (iv) the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Adviser and attendance at required annual Board meeting; (v) the costs associated with any supplements to the Fund’s registration statement created at the Adviser’s request; and (vi) any costs of liquidating or reorganizing the Fund (unless such cost is otherwise allocated by the Board of Trustees).  If the Adviser has agreed to limit the operating expenses of the Fund, the Adviser also shall be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit, subject to the terms of such agreement.

(b)           The Fund is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 6(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund’s shareholders and the Board of Trustees that are properly payable by the Fund; salaries and expenses of officers of  the Trust, including without limitation the Trust’s Chief Compliance Officer, and fees and expenses of members of the Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser; insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders which are covered by any 12b-1 Plan; legal, auditing and accounting fees; all or any portion of trade association dues or educational program expenses determined appropriate by the Board of Trustees; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under applicable securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

(c)           The Adviser may voluntarily or contractually absorb certain Fund expenses.

(d)          To the extent the Adviser incurs any costs by assuming expenses which are an obligation of the Fund as set forth herein, the Fund shall promptly reimburse the Adviser for such costs and expenses, except to the extent the Adviser has otherwise agreed to bear such expenses. To the extent the services for which the Fund is obligated to pay are performed by the Adviser, the Adviser shall be entitled to recover from such Fund to the extent of the Adviser’s actual costs for providing such services. In determining the Adviser’s actual costs, the Adviser may take into account an allocated portion of the salaries and overhead of personnel performing such services.

(e)           To the extent that the Adviser pays fees in addition to any Fund distribution or servicing fees to financial intermediaries, including without limitation banks, broker-dealers, financial advisors, or pension administrators, for sub-administration, sub-transfer agency or any other shareholder servicing or distribution services associated with shareholders whose shares are held in omnibus or other group accounts, the Adviser shall report such payments regularly to the Trust on the amounts paid and the relevant financial institutions.

7.            INVESTMENT ADVISORY AND MANAGEMENT FEE.

(a)          The Fund shall pay to the Adviser, and the Adviser agrees to accept, as full compensation for all services furnished or provided to such Fund pursuant to this Agreement, an annual management fee at the rate set forth in Schedule A to this Agreement.

(b)           The management fee shall be accrued daily by the Fund and paid to the Adviser on the first business day of the succeeding month.

(c)           The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Adviser shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

(d)           The fee payable to the Adviser under this Agreement will be reduced to the extent of any receivable owed by the Adviser to the Fund and as required under any expense limitation applicable to a Fund.

(e)           The Adviser voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of the Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Adviser hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

(f)            Any such reductions made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in any subsequent month in the three year period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval at time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.

(g)           The Adviser may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Adviser hereunder.

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8.           NO SHORTING; NO BORROWING. The Adviser agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Adviser or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act. The Adviser agrees that neither it nor any of its officers or employees shall borrow from the Fund or pledge or use the Fund’s assets in connection with any borrowing not directly for the Fund’s benefit.  For this purpose, failure to pay any amount due and payable to the Fund for a period of more than thirty (30) days shall constitute a borrowing.

9.           CONFLICTS WITH TRUST’S GOVERNING DOCUMENTS AND APPLICABLE LAWS. Nothing herein contained shall be deemed to require the Trust or the Fund to take any action contrary to the Trust’s Agreement and Declaration of Trust, Amended and Restated By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of its responsibility for and control of the conduct of the affairs of the Trust and Fund. In this connection, the Adviser acknowledges that the Trustees retain ultimate plenary authority over the Fund and may take any and all actions necessary and reasonable to protect the interests of shareholders.

10.         REPORTS AND ACCESS; APPROVAL.

(a)           The Adviser agrees to supply such information to the Fund’s administrator and to permit such compliance inspections by the Fund’s administrator as shall be reasonably necessary to permit the administrator to satisfy its obligations and respond to the reasonable requests of the Board of Trustees.

(b)           The Trust agrees to provide the Adviser such information about the Trust and the Fund as is necessary and appropriate for the Adviser to perform its services hereunder.  Such information includes, but is not limited to, the Trust’s Agreement and Declaration of Trust and Amended and Restated By-Laws and all compliance policies and procedures of the Trust.  The Trust agrees to provide to the Adviser promptly any amendment to the foregoing and, if any such amendment would materially affect the services to be provided by the Adviser hereunder, the Trust agrees to provide the amendment to the Adviser prior to its adoption by the Board of Trustees.

(c)           The Trust represents and warrants that this Agreement has been authorized by the Board of Trustees and by shareholders in accordance with applicable law.

11.         ADVISER’S LIABILITIES AND INDEMNIFICATION.

(a)           The Adviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements in the Fund’s offering materials (including the prospectus, the statement of additional information, advertising and sales materials), relating to (i) the Adviser and its affiliates, (ii) the Fund’s investment strategies and related risks, and (iii) other information, in each case only if supplied by the Adviser for inclusion therein.

(b)           Except as otherwise provided herein, the Adviser shall be liable to the Fund for any loss (including brokerage charges) incurred by the Fund as a result of any improper investment made by the Adviser in contradiction of the Investment Policies, other than losses or damages relating to lost profits.

(c)           In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, the Fund or any shareholder of the Fund may have under any federal securities law or state law.

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(d)           Each party to this Agreement shall indemnify and hold harmless the other party and the shareholders, directors, members, managers, agents, officers and employees of the other party (any such person, an “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) (collectively, “Losses”) arising out of the Indemnifying Party’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties hereunder; provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any Loss to which such Indemnified Party would otherwise be subject by reason of such party’s willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

(e)           No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or officer of the Adviser, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

12.         NON-EXCLUSIVITY; TRADING FOR ADVISER’S OWN ACCOUNT. The Trust’s employment of the Adviser is not an exclusive arrangement. The Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein. Likewise, the Adviser may act as investment adviser for any other person, and shall not in any way be limited or restricted from buying, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting, provided, however, that the Adviser expressly represents that it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under this Agreement; and provided further that the Adviser will adopt a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of the Investment Company Act and the Advisers Act and has been approved by the Board of Trustees.

13.         TRANSACTIONS WITH OTHER INVESTMENT ADVISERS.  The Adviser is not an affiliated person of any investment adviser responsible for providing advice with respect to any other series of the Trust, or of any promoter, underwriter, officer, director, member of an advisory board or employee of any other series of the Trust.  The Adviser shall not consult with the investment adviser of any other series of the Trust concerning transactions for the Fund or any other series of the Trust.

14.         TERM.  This Agreement shall become effective at the time at the time a Fund receives an affirmative vote of a majority of the outstanding voting securities of the Fund and shall remain in effect for a period of two (2) years from the latter of the date of approval by (i) the Board of Trustees of the Trust (including the vote of a majority of the Trustees of the Trust who are not interested persons of the Fund or the Adviser), cast in person at a meeting called for the purpose of voting on such approval or, (ii) the vote of a majority of the outstanding voting securities of the Fund.  This Agreement shall continue in effect thereafter for additional periods not exceeding one (l) year so long as such continuation is approved for the Fund at least annually by (i) the Board of Trustees of the Trust (including the vote of a majority of the Trustees of the Trust who are not interested persons of the Fund or the Adviser) at a meeting called for the purpose of voting on such approval or, (ii) if conducted, the vote of a majority of the outstanding voting securities of the Fund.  The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings set forth in the Investment Company Act.

15.         RIGHT TO USE NAME

The Adviser warrants that each Fund’s name is not deceptive or misleading and that the Adviser has rights to any distinctive name used by a Fund.  Any concern regarding copyright, trademark, or patent infringement with respect to the name used by a Fund managed by the Adviser shall be resolved by the Adviser.  Each Fund acknowledges that its use of any distinctive name is derivative of its relationship with the Adviser.  Each Fund may use the name connected with the Adviser or any name derived from or using the name of the Funds managed by the Adviser only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect.  Within sixty (60) days from such time as this Agreement shall no longer be in effect, the Trust and Fund shall cease to use such a name or any other name connected with the Adviser.

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It is understood and hereby agreed that the name “Advisors Series Trust” or “AST” is the property of the Trust for copyright and all other purposes.  The Adviser undertakes and agrees that, in the event that the Adviser shall cease to act as investment adviser to the Fund, the Adviser shall promptly take all necessary and appropriate action to discontinue use of the Trust’s name and will  further refrain from using the Trust’s name; provided, however, that the Adviser may continue to use the Trust’s name for the sole purpose of identifying the Trust as an account formerly managed by the Adviser or as otherwise consented to by  the Trust in writing prior to such use.

It is additionally understood and hereby agreed that the name “Semper Capital Management”, “Semper Capital”, “Semper” or any reasonable derivation of the same, is the property of the Adviser for copyright and all other purposes.  The Trust undertakes and agrees that, in the event that the Adviser shall cease to act as investment adviser to the Funds, the Trust shall promptly take all necessary and appropriate action to discontinue use of the Adviser’s name and will further refrain from using the Adviser’s name; provided, however, that the Trust may continue to use the Adviser’s name for the sole purpose of identifying the Trust as an account formerly managed by the Adviser or as otherwise consented to by the Adviser in writing prior to such use.

16.         TERMINATION; NO ASSIGNMENT.

(a)           This Agreement may be terminated by the Trust on behalf of the Fund, or by vote of a majority of the outstanding voting securities of a Fund, at any time, with or without cause, and without payment of any penalty.  This Agreement may also be terminated by the Adviser, with or without cause, and without payment of any penalty, upon thirty (30) days’ written notice to the Fund.  In the event of a termination or non-renewal of this Agreement, the Adviser shall cooperate in the orderly transfer of the Fund’s affairs and, at the request of the Board of Trustees, transfer, at the Fund’s expense, any and all books and records of the Fund maintained by the Adviser on behalf of the Fund to the Fund or its delegate.

(b)           This Agreement shall terminate automatically in the event of any assignment thereof, as defined in the Investment Company Act.

17.        NONPUBLIC PERSONAL INFORMATION. Notwithstanding any provision herein to the contrary, the Adviser agrees on behalf of itself and its managers, members, officers, and employees (1) to treat confidentially and as proprietary information of the Trust (a) all records and other information relative to the Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”); and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Adviser.  Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Adviser may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

18.        ANTI-MONEY LAUNDERING COMPLIANCE. The Adviser acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Trust has adopted an Anti-Money Laundering Policy. The Adviser agrees to comply with the Trust’s Anti-Money Laundering Policy and the AML Laws, as the same may apply to the Adviser, now and in the future; provided, however, that the Adviser shall not be liable in respect of any failure by it to comply with changes to the Trust’s Anti-Money Laundering Policy of which it has not been notified in writing by the Trust a reasonable time in advance of the effectiveness of such changes.  The Adviser further agrees to provide to the Trust and/or the administrator such reports, certifications and contractual assurances as may be reasonably requested by the Trust. The Trust may disclose information regarding the Adviser to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

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19.        CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES. The Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated thereunder, the Trust and the Fund are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Adviser agrees to use its best efforts to assist the Trust and the Fund in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures. The Adviser agrees to inform the Trust of any material development related to the Fund that the Adviser reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act.

20.         SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

21.         CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

22.         GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Advisers Act and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

ADVISORS SERIES TRUST on behalf of the series listed on Schedule A	SEMPER CAPITAL MANAGEMENT, L.P.

By: ______________________________	By: ________________________________
Name: Douglas G. Hess	Name: Gregory A. Parsons
Title: President	Title: Chief Executive Officer

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SCHEDULE A
to the Investment Advisory Agreement

Series or Fund of Advisors Series Trust	Annual Fee Rate as a Percentage of Average Daily Net Assets
Semper MBS Total Return Fund	0.60% of average net assets up to $1.5 billion, 0.55% of average net assets up to $2.5 billion, and 0.50% of average net assets in excess of $2.5 billion

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SEMPER CAPITAL MANAGEMENT®

PROXY CARD

SIGN, DATE AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE TODAY!**

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call toll-free 1-888-564-8149 Monday through Friday 9 a.m. to 10 p.m. Eastern time

SHAREHOLDER'S REGISTRATION PRINTED HERE
*****BOXES FOR TYPESETTING PURPOSES ONLY*****
THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES.

CONTROL NUMBER **12345678910**

SEMPER MBS TOTAL RETURN FUND

A series of Advisors Series Trust

The undersigned hereby appoints Douglas G. Hess, and Cheryl L. King as attorneys-in-fact and proxies of the undersigned, with full power of substitution, and authorizes each of them to vote on behalf of the undersigned all shares of the Semper MBS Total Return Fund (the "Fund") that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 11:00 a.m. Central Time, on March 22, 2018 at the offices of the Fund's administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Avenue, Milwaukee, Wisconsin 53202 and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-888-564-8149**. **Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time**.
Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on March 22, 2018. The proxy statement for this meeting is available at: proxyonline.com/docs/semper2018.pdf

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SEMPER MBS TOTAL RETURN FUND

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign your name exactly as it appears on this card. If you are a joint owner, any one of you may sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund's Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" the proposal. In his or her discretion, the Proxy is authorized to vote upon such other matters as may properly come before the meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

	FOR	AGAINST	ABSTAIN
1. To approve an Amended Investment Advisory Agreement between Semper Capital Management, L.P. and Advisors Series Trust, on behalf of Semper MBS Total Return Fund.	○	○	○

THANK YOU FOR VOTING

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